SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event               August 11, 2000
reported)
                                         ---------------------------------------


                              Matrix Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


             COLORADO                    0-21231              84-1233716
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


1380 Lawrence Street, Suite 1400, Denver,
Colorado                                                         80204
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including               (303) 595-9898
area code
                                             -----------------------------------



                                      None
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         (Former name or former address, if changed since last report)



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Item 5.  Other Events.

          See Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Matrix Bancorp,  Inc.
                                          (Registrant)


DATE:      August 11, 2000          /s/ David W. Kloos
                                    David W. Kloos
                                    Vice President and Chief Financial
                                    Officer

                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit

  99.1 Joint Press Release of Southwest Securities Group, Inc. and Matrix Bancorp, Inc. issued August 11, 2000.